THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

FORM OF SERIES C-2 PREFERRED STOCK PURCHASE WARRANT
LA JOLLA PHARMACEUTICAL COMPANY

Warrant Shares: [      ] Issue Date: [      ], 2010

THIS SERIES C-2 PREFERRED STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, [      ] (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the Issue Date set forth above and on or prior to the close of business on the three year anniversary of the Issue Date (the “Termination Date”) but not thereafter, to subscribe for and purchase from La Jolla Pharmaceutical Company, a Delaware corporation (the “Company”), up to [      ] shares (the “Warrant Shares”) of the Company’s Series C-2 Preferred Stock (the “Series C-2 Preferred Stock”) and one or more warrants to purchase shares of the Series D-2 Preferred Stock of the Company (the “Series D-2 Preferred Stock”), substantially in the form attached hereto as Exhibit A (each a “Series D-2 Warrant” and, collectively with the Warrant Shares, the “Warrant Securities”) to purchase up to [      ] shares of the Series D-2 Preferred Stock. The purchase price of one unit (the “Unit”) consisting of (i) one Warrant Share and (ii) the corresponding Series D-2 Warrant to purchase one share of Series D-2 Preferred Stock shall be equal to the Exercise Price, as defined in Section 1(b). This Warrant is one of a series of warrants of like tenor issuable by the Company under that certain Securities Purchase Agreement by and among the Company and the Purchasers named therein, dated as of [      ], 2010 (the “Purchase Agreement”) and referred to therein as the Cash Warrants. As used herein, “Warrants” means all such Cash Warrants.

Section 1. Exercise.

(a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Issue Date and on or before the Termination Date by delivery to the Company (the date of such delivery, the “Exercise Date”) of both: (i) a duly executed electronic mail copy of the Notice of Exercise annexed hereto (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of the Holder appearing on the books of the Company), and (ii) sufficient funds representing the Exercise Price, delivered by wire transfer. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Securities available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days (as defined in the Certificate of Designations, Preferences and Rights of Series C-1 Convertible Preferred Stock, Series C-2 Convertible Preferred Stock, Series D-1 Convertible Preferred Stock and Series D-2 Convertible Preferred Stock of the Company (the “Certificate of Designations”)) of the date the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Securities available hereunder shall have the effect of lowering the outstanding number of Warrant Securities purchasable hereunder in an amount equal to the applicable number of Warrant Securities purchased. The Holder and the Company shall maintain records showing the number of Warrant Securities purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise within two (2) Trading Days of receipt of such notice. In the event of any dispute or discrepancy, the records of the Holder shall be controlling and determinative in the absence of manifest error. The Holder may provide this Warrant, or an affidavit of lost security, to the Company within a reasonable period after the delivery of any Notice of Exercise related to any partial exercise of this Warrant, and the Company, at its expense, will promptly thereafter issue and deliver to the Holder a new Warrant of like tenor, registered in the name of the Holder and exercisable, in the aggregate, for the remaining Warrant Securities available for purchase under this Warrant. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Securities hereunder, the number of Warrant Securities available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

(b) Exercise Price. The exercise price of the Warrant Securities under this Warrant shall be $1,000.00 per Unit, subject to adjustment hereunder (the “Exercise Price”).

(c) Issuance of Series D-2 Warrants. Upon the exercise of this Warrant in whole or in part, the Company shall issue to the Holder on the date of such exercise a warrant to purchase shares of the Series D-2 Preferred Stock, substantially in the form attached hereto as Exhibit A (the “Series D-2 Warrant”). Each Series D-2 Warrant shall be exercisable for the number of shares of Series D-2 Preferred Stock equal to the number of shares of Series C-2 Preferred Stock reflected in the Notice of Exercise delivered by the Holder pursuant to this Warrant for the exercise hereof in connection with which such Series D-2 Warrant is issued.

(d) Mandatory Exercise. The Holder agrees to exercise the purchase rights represented by this Warrant in whole within three (3) Trading Days following the closing of the first Strategic Transaction (as defined in the Certificate of Designations) that occurs following the Issue Date, and agrees to deliver a Notice of Exercise in connection therewith, which Notice of Exercise shall be irrevocable. The Company shall cause to be mailed to the Holder at its last address as it shall appear upon the Warrant Register of the Company (i) at least three (3) Trading Days prior to the closing of the Strategic Transaction, a notice stating the date on which such Strategic Transaction is expected to close and (ii) within three (3) Trading Days following the closing of the Strategic Transaction, a notice stating the date on which such Strategic Transaction closed.

(e) Mechanics of Exercise.

(i) Delivery of Certificates Upon Exercise. Certificates for shares purchased hereunder shall be transmitted by the transfer agent of the Company to the Holder by physical delivery to the address specified by the Holder in the Notice of Exercise within three (3) Trading Days from the receipt by the Company of the Notice of Exercise and payment of the aggregate Exercise Price as set forth above (“Warrant Share Delivery Date”). The Warrant Shares shall be deemed to have been issued, and the Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 1(e)(vi) prior to the issuance of such shares, have been paid. To the extent permitted by law, the Company’s obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other person, and irrespective of any other circumstance that might otherwise limit such obligation of the Company to the Holder in connection with the issuance of the Warrant Shares. Nothing herein shall limit the Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver the Warrant Shares issuable upon exercise of the Warrant as required pursuant to the terms hereof.

(ii) Delivery of Series D-2 Warrants Upon Exercise. The Series D-2 Warrant shall be transmitted by the Company to the Holder by physical delivery to the address specified by the Holder in the Notice of Exercise within three (3) Trading Days from the receipt by the Company of the Notice of Exercise and payment of the aggregate Exercise Price as set forth above (“Series D-2 Warrant Delivery Date” and, together with the Warrant Share Delivery Date, the “Delivery Date”). The Series D-2 Warrant shall be deemed to have been issued, and the Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such Series D-2 Warrant for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 1(e)(vi) prior to the issuance of such shares or Series D-2 Warrant, have been paid. To the extent permitted by law, the Company’s obligations to issue and deliver Series D-2 Warrants in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other person, and irrespective of any other circumstance that might otherwise limit such obligation of the Company to the Holder in connection with the issuance of the Series D-2 Warrants. Nothing herein shall limit the Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver the Series D-2 Warrants issuable upon exercise of the Warrant as required pursuant to the terms hereof.

(iii) Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

(iv) Rescission Rights. If the Company fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the Warrant Shares or the Series D-2 Warrant pursuant to this Section 1(e) by the third (3rd) Trading Day immediately following the Delivery Date and the payment of the Exercise Price, then the Holder will have the right to rescind such exercise at any time until delivery of such securities.

(v) No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

(vi) Charges, Taxes and Expenses. Issuance of certificates for Warrant Shares and the Series D-2 Warrant shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate and Series D-2 Warrant, all of which taxes and expenses shall be paid by the Company, and such certificates and Series D-2 Warrants shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares or Series D-2 Warrants are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

(f) Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

Section 2. Certain Adjustments.

(a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (A) pays a stock dividend or otherwise makes a distribution or distributions on shares of Series C-2 Preferred Stock payable in shares of Series C-2 Preferred Stock, (B) subdivides outstanding shares of Series C-2 Preferred Stock into a larger number of shares, or (C) combines (including by way of reverse stock split) outstanding shares of Series C-2 Preferred Stock into a smaller number of shares, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Series C-2 Preferred Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Series C-2 Preferred Stock (excluding treasury shares, if any) outstanding immediately after such event and the number of Warrant Shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 2(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

(b) Pro Rata Distributions. If the Company, at any time while this Warrant is outstanding, shall distribute to all holders of Series C-2 Preferred Stock (and not to Holders of the Warrants) evidences of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security other than the Series C-2 Preferred Stock, then in each such case the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Fair Market Value (as defined below) of one Warrant Share determined as of the record date mentioned above, and of which the numerator shall be such Fair Market Value of one Warrant Share on such record date less the then per share fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Series C-2 Preferred Stock (determined by dividing the amount distributed by the then issued and outstanding shares of Series C-2 Preferred Stock) as determined by the Board of Directors of the Company in good faith. In either case the adjustments shall be described in a statement provided to the Holder of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Series C-2 Preferred Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above. The “Fair Market Value” shall be determined by the Board of Directors of the Company in good faith.

(c) Corporate Change. If, at any time while this Warrant is outstanding, the Company effects any Corporate Change (as defined in the Certificate of Designations), then the Warrant shall terminate immediately prior to the closing or other consummation of the event causing the Corporate Change, provided that the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Corporate Change, the securities, cash or property (the “Alternate Consideration”) receivable as a result of such merger, consolidation or disposition of assets by a holder of the number of shares of Series C-2 Preferred Stock for which this Warrant is exercisable immediately prior to such event. For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Series C-2 Preferred Stock in such Corporate Change, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Series C-2 Preferred Stock are given any choice as to the securities, cash or property to be received in a Corporate Change, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant in connection with such Corporate Change. The terms of any agreement pursuant to which a Corporate Change is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 2(c).

(d) Notice to Holder.

(i) Adjustment to Exercise Price. Whenever the Exercise Price or Warrant Shares are adjusted pursuant to any provision of this Section 2, the Company shall promptly mail to the Holder a notice setting forth the Exercise Price and Warrant Shares after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

(ii) Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock of the Company (“Common Stock”) or the Series C-2 Preferred Stock; (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock or the Series C-2 Preferred Stock; (C) the Company shall authorize the granting to all holders of the Common Stock or the Series C-2 Preferred Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock or the Series C-2 Preferred Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock or the Series C-2 Preferred Stock is converted into other securities, cash or property; (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to be mailed to the Holder at its last address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock or the Series C-2 Preferred Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock or the Series C-2 Preferred Stock of record shall be entitled to exchange their shares of the Common Stock or the Series C-2 Preferred Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. Subject to applicable law, the Holder is entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice. Notwithstanding the foregoing, the delivery of the notice described in this Section 2(i) is not intended to and shall not bestow upon the Holder any voting rights whatsoever with respect to outstanding unexercised Warrants.

Section 3. Transfer of Warrant.

(a) Transferability. Subject to compliance with any applicable securities laws, the conditions set forth in Section 3(d) hereof and the conditions set forth in the Purchase Agreement, this Warrant and all rights hereunder are transferable, in whole (not in part), upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Securities without having a new Warrant issued.

(b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 3(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the original Issue Date and shall be identical with this Warrant except as to the number of Warrant Securities issuable pursuant thereto.

(c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose, in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

(d) Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”) and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer, that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel satisfactory to the Company (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the transferor or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), or (a)(8) promulgated under the Securities Act or a qualified institutional buyer as defined in Rule 144A(a)(1) promulgated under the Securities Act.

Section 4. Investment Intent; Limited Transferability.

(a) By accepting this Warrant, the Holder represents to the Company that it understands that this Warrant has not been, and any securities obtainable upon exercise of this Warrant may not have not been registered for sale under the Securities Act or any state securities or “blue sky” laws and are being offered and sold to the Holder pursuant to one or more exemptions from the registration requirements of the Securities Act and applicable State securities or “blue sky” laws. In the absence of an effective registration of such securities or an exemption therefrom, any certificates for such securities shall bear a legend substantially similar to the legend set forth in the Purchase Agreement. The Holder understands that it may have to bear the economic risk of its investment in this Warrant and any securities obtainable upon exercise of this Warrant for an indefinite period of time, until such securities have been registered under the Securities Act and any applicable state securities or “blue sky” laws and therefore cannot be sold unless subsequently registered under such laws, or an exemption from such registration is available. The Holder further represents to the Company, by accepting this Warrant, that it has full power and authority to accept this Warrant and make the representations set forth herein.

(b) The Holder agrees and acknowledges that this Warrant may not be sold, transferred, assigned or hypothecated by the Holder except in compliance with the provisions of the Securities Act and any applicable State securities or “blue sky” laws.

Section 5. Miscellaneous.

(a) No Rights as Stockholder Until Exercise. This Warrant does not entitle the Holder to any voting rights or other rights as a stockholder of the Company prior to the exercise hereof. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price, the Warrant Securities so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender and payment.

(b) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

(c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Trading Day, then such action may be taken or such right may be exercised on the next succeeding Trading Day.

(d) Authorized Shares.

The Company covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that all Warrant Securities shall be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market (as defined in the Certificate of Designations). The Company covenants that all Warrant Securities that are required to be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

The Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant, and (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

(e) Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Purchase Agreement.

(f) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE “SECURITIES”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

(g) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder’s rights, powers or remedies, notwithstanding the fact that all rights hereunder terminate on the Termination Date. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

(h) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

(i) Limitation of Liability. No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Series C-2 Preferred Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

(j) Remedies. Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

(k) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

(l) Amendment; Waiver. No provision of this Warrant may be waived or amended on behalf of all holders of Warrants other than by a written instrument signed by the Company and the holders holding at least 66-2/3% of the sum of (i) the shares of Series C-2 Preferred Stock of the Company that may be acquired upon exercise in full of all then outstanding Warrants and (ii) the shares of Series D-2 Preferred Stock of the Company that may be acquired upon exercise in full for cash of the Series D-2 Warrants that may be acquired upon exercise in full of all then outstanding Warrants, voting together as a single class. In addition to the foregoing, no provision of this Warrant may be amended to increase the financial obligations of Holder under this Warrant other than by a written instrument signed by Holder. Nothing provided in this Section 5(l) shall limit an individual holder’s right to waive or amend any provision of any Warrant on its own behalf. The Holder acknowledges that any amendment or waiver effected in accordance with this Section 5(l) shall be binding upon the Holder (and its permitted assigns) and the Company, including, without limitation, an amendment or waiver that is not agreed to by the Holder or that has an adverse effect on any or all holders of Warrants.

(m) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

(n) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

(o) Force Majeure. Notwithstanding any provision herein to the contrary, the failure of any party to timely satisfy obligations hereunder shall be excused to the extent that (i) such failure follows the occurrence of a Force Majeure Event (defined below), and (ii) such Force Majeure Event has materially adversely affected the ability of such party (or its agents, including banks, transfer agents, and clearinghouses) to perform hereunder. A failure to perform shall be excused only for so long as the Force Majeure Event continues to materially adversely affect such person’s ability to perform. For purposes of this Section, “Force Majeure Event” shall mean the occurrence of any of the following events: (a) trading in securities generally on either the Nasdaq Stock Market or the New York Stock Exchange shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such stock exchanges by the SEC or FINRA; (b) a general banking moratorium shall have been declared by any of federal, New York or California authorities; (c) an act of war, terrorism or hostility shall have occurred, or (d) a strike, fire, flood, earthquake, accident or other calamity or Act of God shall have occurred.

** ** ** ** **

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

LA JOLLA PHARMACEUTICAL COMPANY

By:
Name: Deirdre Gillespie
Title: President and Chief Executive Officer

AGREED AND ACCEPTED:

[      ]

By:
Name:
Title:

NOTICE OF EXERCISE

TO: [      ]

1. The undersigned hereby elects to purchase        Warrant Shares of the Company pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

2. Payment shall be made in lawful money of the United States.

3. Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

The Warrant Shares shall be delivered by physical delivery of a certificate to:

4. Accredited Investor. The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing Entity:

Signature of Authorized Signatory of Investing Entity:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:

ASSIGNMENT FORM
(To assign the foregoing warrant, execute
this form and supply required information.
Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, all [      ] shares of the foregoing Warrant and all rights evidenced thereby are hereby assigned to whose address is

      .

Dated:       ,

Holder’s Signature:

Holder’s Address:

Signature Guaranteed:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

EXHIBIT A
Form of Series D-2 Preferred Stock Purchase Warrant